Warburg Pincus Advisor Funds                                     April 30, 1999
Emerging Growth Fund
Small Company Value Fund
Post-Venture Capital Fund

                                    [GRAPHIC]

More complete information about the funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, MA 02205-9030.

                                   [GRAPHIC]

From time to time, the funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the funds' management are as of the date of the letters and portfolio holdings described in this document are as of April 30, 1999; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Warburg Pincus Emerging Growth Fund
Semiannual Investment Adviser's Report -- April 30, 1999
--------------------------------------------------------------------------------
                                                                   June 15, 1999

Dear Shareholder:

     For the six months ended April 30, 1999 Warburg Pincus Emerging Growth Fund had a gain of 13.93%, vs. gains of 25.74% and 25.76%, respectively, for the Russell 2000 Growth Index* and the Russell 2500 Growth Index.** The fund's one-year return through April 30, 1999 was -10.53%. Its five-year, 10-year and since-inception (on January 21, 1988)*** average annual total returns through April 30, 1999 were 15.46%, 14.33% and 15.72%, respectively.

     The reporting period was a volatile, yet ultimately positive, one for smaller-company and emerging-growth stocks. These issues were buoyed by several favorable developments, foremost a more-accommodative monetary policy (the Federal Reserve cut interest rates three times in the latter half of 1998), some better-than-expected economic reports and evidence that emerging markets were recovering from financial turmoil. All told, this encouraged investors to assume more short-term risk in pursuit of potentially higher long-term returns, to the benefit of emerging-growth stocks.

     Against this backdrop, the fund had a positive return, yet trailed its benchmark for the six months. The fund performed roughly in line with its benchmark through much of the period, but lagged in April, due largely to its avoidance of certain larger-cap Internet stocks that finished the period on a strong note. While this hampered the fund, we continued to view those stocks as expensive based on their long-term growth prospects.

     We made no material changes to the fund in terms of overall strategies during the period, remaining focused on well-financed, innovative companies with broad domestic customer bases (the last characteristic reflects our favorable view of the U.S. economy vs. most economies). We did make several noteworthy adjustments in terms of sector exposure, however. These included raising our weightings in the electronics and telecommunications & equipment sectors. We had relatively limited exposure to both entering the period, but took advantage of market volatility to add a number of stocks in these areas we judged to be attractive.

     Sector weightings we reduced during the period included the financial-services and business-services areas, reflecting profit-taking in certain stocks. We continued to see attractively priced stocks in those areas, however, particularly with respect to the latter group, a direct beneficiary of a strong institutional-outsourcing trend.

Warburg Pincus Emerging Growth Fund
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------

     Looking ahead, we remain optimistic regarding the longer-term prospects for smaller-company and emerging-growth stocks. Valuations on these stocks remain well below those on large-cap stocks, and the group stands to enjoy a brighter earnings picture, given the ongoing health of the U.S. economy (most small-cap companies are domestically oriented businesses, in contrast to large-cap companies, many of which derive a substantial portion of their revenues from overseas operations). Set within this environment, we will continue to strive to identify stocks that we deem to have the best long-term growth prospects.


Elizabeth B. Dater                         Stephen J. Lurito
Co-Portfolio Manager                       Co-Portfolio Manager

     Investing in small companies entails special risk considerations. These are detailed in the Prospectus, which should be read carefully before investing.


-----------

* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2500 Index represents approximately 22% of the total market capitalization of the Russell 3000 Index.

*** Performance shown for the Advisor Class also includes the performance of the fund's Common Class since inception (on January 21, 1988) until the fund's Advisor Class was first offered on April 4, 1991. Because the Common Class had no distribution fees, the expenses of the Common Class are lower than those of the Advisor Class. (Additionally, the fund's Common Class performance was favorably affected by expense waivers and/or reimbursements.) The performance shown has not been restated to reflect the lower expenses of the Common Class (or to adjust for the Common Class expense waivers and/or reimbursements). If it had, performance shown would have been lower.

Warburg Pincus Small Company Value Fund
Semiannual Investment Adviser's Report -- April 30, 1999
--------------------------------------------------------------------------------
                                                                   June 15, 1999

Dear Shareholder:

     For the six months ended April 30, 1999, Warburg Pincus Small Company Value Fund had a return of -0.91%, vs. a return of 15.17% for the Russell 2000 Index.* The fund's one-year return through April 30, 1999 was -24.91%. Its since-inception (on December 29, 1995) average annual total return through April 30, 1999 was 12.84%.

     The reporting period was a difficult one for the fund's holdings and, more broadly, the underfollowed small-capitalization stocks targeted by the fund. While investors warmed to small caps collectively, as a result of three Federal Reserve interest-rate cuts late last year, they focused almost exclusively on the group's better-known growth stocks, especially its technology names. (The growth component of the Russell 2000 Index outperformed the value component by about 20 percentage points during the period.) This preference for growth stocks clearly hampered the fund (though small-cap value stocks did manage to finish the period on a bright note). Also weighing on the fund was weakness in certain areas, most specifically the financial area, which was hindered by growing fears that a strong economy would prompt the Federal Reserve to reverse course and raise short-term interest rates.

     The fund's disappointing performance for the six months notwithstanding, we believe that adherence to strict value disciplines stands to benefit investors over time. In this context, we made no material changes to the fund during the period in terms of broad strategies. We remained focused on underfollowed, undervalued stocks that we believe stand to receive wider market recognition over the longer term, due, e.g., to improving cash flows.

     With respect to sector allocation, we made few significant changes to the fund through the period, though we did make a number of adjustments. One was to increase our exposure to consumer stocks, broadly defined. We added several consumer-type stocks that we judged to represent good value against an improving economic backdrop.

     We also purchased several energy stocks, an area we largely avoided throughout 1998 due to our concerns regarding commodity prices. Our decision to add some energy exposure reflected our more-positive view of the industry's fundamentals (specifically, the stabilization of oil prices early this year and the prospects for production cuts by both OPEC and non-OPEC countries). Our focus here was on oil-services companies specializing in maintenance services (which tend to have more-stable cash flows compared to companies that focus on, for example, rig construction).

Warburg Pincus Small Company Value Fund
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------

     Looking ahead, we are optimistic regarding the longer-term prospects for small-cap stocks, both in absolute and relative terms. Notably, valuations on these stocks remain historically compelling compared to those on large-cap stocks. In addition, the earnings outlook for most of these companies appears likely to remain healthy, at minimum, supported by the strong economy. Set within this environment, we will continue to strive to identify underfollowed stocks we deem to have the best longer-term appreciation potential, focusing on factors such as price-to-book and price-to-cash flow ratios.

Kyle F. Frey
Portfolio Manager

     Investing in small companies entails special risk considerations. These are detailed in the Prospectus, which should be read carefully before investing.









-------

   * The Russell 2000 Index is an unmanaged index (with no defined investment objective) of approximately 2,000 small-cap stocks, includes reinvestment of dividends, and is compiled by Frank Russell Company.

Warburg Pincus Post-Venture Capital Fund
Semiannual Investment Adviser's Report -- April 30, 1999
--------------------------------------------------------------------------------
                                                                   June 15, 1999

Dear Shareholder:

     For the six months ended April 30, 1999, Warburg Pincus Post-Venture Capital Fund had a gain of 21.80%, vs. gains of 25.74% for the Russell 2000 Growth Index,* 25.47% for the Russell 2500 Growth Index** and 33.62% for the NASDAQ Industrial Index.*** The fund's one-year total return through April 30, 1999 was -4.64%. Its since-inception (on September 29, 1995) average annual total return through April 30, 1999 was 20.22%. Note: Effective March 31, 1999, Stephen J. Lurito and Christopher M. Nawn no longer serve as the fund's Co-Portfolio Manager and Associate Co-Portfolio Manager, respectively. Robert S. Janis, formerly Associate Portfolio Manager, joins Elizabeth B. Dater as the fund's Co-Portfolio Manager.

Manager commentary

     The period was a positive one for the smaller-cap and aggressive-growth stocks targeted by the fund, buoyed by growing optimism regarding global financial markets and a related increase in investors' risk tolerance. The fund benefited from this relatively favorable backdrop, and good performances from the fund's technology, communications and media holdings in particular. One weak spot for the fund, in relative terms at least, was the financial area, which was hampered somewhat by fears of rising interest rates.

     We made no noteworthy changes to the fund during the period in terms of broad strategies, remaining focused on well-financed, well-managed companies offering breakthrough products and services. That said, we made several notable sector-weighting adjustments, foremost an increase in our exposure to the communications & media and telecommunications & equipment sectors. This largely reflected our desire to further extend our already-significant Internet theme.

     Other notable sector weightings continued to include financial services, where we maintained a mix of asset-management and insurance companies; computers, where we remained biased toward domestically oriented software companies; and business services. We lowered our weighting in the last area, however, reflecting profit-taking in certain stocks as well as our desire to take advantage of opportunities we saw developing elsewhere.

     Going forward, we remain positive on the collective prospects for stocks of post-venture-capital companies. (We define a post-venture capital company as one that has received venture-capital financing either during the early stages of the company's existence or the development of a new product or service, or as part of a restructuring or recapitalization. The investment of venture-capital

Warburg Pincus Post-Venture Capital Fund
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------

financing, distribution of securities to venture-capital investors or initial public offering, whichever is later, will have been made within 10 years of the fund's investment.) As ever, we will continue to devote our efforts to identifying those companies we deem to have best long-term prospects.

Elizabeth B. Dater                         Robert S. Janis
Co-Portfolio Manager                       Co-Portfolio Manager

     Because of the nature of the fund's holdings and certain strategies it may use, an investment in the fund involves certain risks and may not be appropriate for all investors. The Prospectus contains more complete information on the special risk considerations associated with post-venture-capital investments. It should be read carefully before investing.











-----------

   * The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.


  ** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2500 Index represents approximately 22% of the total market capitalization of the Russell 3000 Index.


 *** The NASDAQ Industrial Index measures the stock price performance of more than 3,000 industrial issues included in the NASDAQ OTC Composite Index. The NASDAQ OTC Composite Index represents 4,500 stocks traded over the counter.

Warburg Pincus Emerging Growth Fund
Statement of Net Assets--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                            Number of
                                                             Shares        Value
                                                            ---------   ------------
COMMON STOCK (93.1%)
 Aerospace & Defense (1.4%) Gulfstream Aerospace Corp.+        528,000   $ 25,740,000
                                                                        ------------
Banks & Savings & Loans (1.1%)
 Peoples Heritage Financial Group, Inc.                      1,043,800     20,223,625
                                                                        ------------
Business Services (11.4%)
 BISYS Group, Inc.+                                           442,100     22,436,575
 Career Blazers, Inc. Private Placement+#                      91,000        204,750
 Catalina Marketing Corp.                                     271,000     23,153,562
 CB Richard Ellis Services, Inc.+                           1,146,500     23,073,312
 CSG Systems International, Inc.+                             517,700     19,996,162
 Fiserv, Inc.+                                                318,300     18,640,444
 Harte-Hanks Communications, Inc.                             551,000     13,912,750
 New York Restaurant Group, Inc.+#                            336,786      3,249,985
 Nielsen Media Research, Inc.                                 595,000     16,288,125
 On Assignment, Inc.+                                         745,400     22,594,937
 Preview Travel, Inc.+                                        390,500     10,153,000
 QRS Corp.+                                                   654,267     35,984,685
                                                                        ------------
                                                                         209,688,287
                                                                        ------------
Communications & Media (10.1%)
 Abovenet Communications, Inc+                                 80,000      6,850,000
 Adelphia Communications Corp. Class A+                       369,500     25,218,375
 Central European Media Enterprises, Ltd. Class A+          1,379,453     11,294,271
 Earthlink Network, Inc.+                                     212,800     14,669,900
 Heftel Broadcasting Corp.+                                   406,700     22,114,312
 Infoseek Corp.+                                              390,000     19,914,375
 Network Event Theater, Inc+#                                 761,905     11,190,480
 Network Event Theater, Inc.+#                                888,889      4,000,000
 Outdoor Systems, Inc.+                                     1,427,288     35,949,804
 TCA Cable Television, Inc.                                   704,800     35,107,850
                                                                        ------------
                                                                         186,309,367
                                                                        ------------

Computers (12.8%)
 Citrix Systems, Inc.+                                      1,795,300     76,300,250
 Comdisco,Inc                                                 910,300     23,952,269
 Critical Path, Inc.+                                          92,400      9,193,800
 Excalibur Technologies Corp.+                                200,000      3,100,000
 Excalibur Technologies Corp.+#                               200,000      2,000,000
 National Instruments Corp.+                                  644,917     21,927,178





                                                            Number of
                                                             Shares        Value
                                                            ---------   ------------
COMMON STOCK (cont'd)
Computers (cont'd)
 Network Appliance, Inc.                                      201,200   $ 10,122,875
 Safeguard Scientific, Inc.+                                  170,500     13,810,500
 Siebel Systems, Inc.+                                        442,400     17,004,750
 Transactions Systems
 Architects, Inc. Class A+                                  1,323,500     42,931,031
 Verisign, Inc.+                                              119,500     13,742,500
 Visual Networks, Inc.+                                        15,000        420,937
                                                                        ------------
                                                                         234,506,090
                                                                        ------------
Consumer Non-Durables (0.9%)
 Central Garden & Pet Co.+                                  1,167,600     16,346,400
                                                                        ------------
Consumer Services (2.7%)
 DeVRY, Inc.+                                               1,221,896     32,227,507
 ITT Educational Services, Inc.+                              723,950     17,782,022
                                                                        ------------
                                                                          50,009,529
                                                                        ------------
Electronics (12.3%)
 Avant! Corp.+                                                997,900     13,471,650
 Burr-Brown Corp.+                                            865,397     22,933,020
 Cognex Corp.+                                                628,600     18,229,400
 Conexant Systems, Inc.+                                      355,000     14,466,250
 General Instrument Corp.+                                    424,900     15,508,850
 Lattice Semiconductor Corp.+                                  63,900      2,611,912
 LSI Logic Corp.+                                             500,400     17,013,600
 Maxim Integrated Products, Inc.+                             566,700     31,735,200
 Novellus Systems, Inc+                                       156,100      7,375,725
 Synopsys, Inc.+                                              303,100     14,283,587
 Uniphase Corp.+                                              333,600     40,490,700
 Vitesse Semiconductor Corp.+                                 585,200     27,102,075
                                                                        ------------
                                                                         225,221,969
                                                                        ------------
Energy (0.0%)
 Chaparral Resources, Inc.+#                                   13,889        215,278
                                                                        ------------
Financial Services (3.4%)
 Ambac Financial Group, Inc.                                  500,400     30,211,650
 Reinsurance Group of
 America, Inc.                                              1,070,150     32,372,037
                                                                        ------------
                                                                          62,583,687
                                                                        ------------
Food, Beverages & Tobacco (0.2%)
 Ben & Jerry's Homemade, Inc.
 Class A+                                                     146,800      4,266,375
                                                                        ------------
Healthcare (4.5%)
 Alternative Living Services, Inc.+                           660,100     14,687,225
 Concentra Managed Care, Inc.                               1,422,400     19,291,300

                See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Growth Fund
Statement of Net Assets (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                            Number of
                                                             Shares        Value
                                                            ---------   ------------
COMMON STOCK (cont'd)
Healthcare (cont'd)
 Focal, Inc.+                                                 899,570   $  7,758,791
 Schein (Henry), Inc.+                                        773,400     20,253,412
 Sunrise Assisted Living, Inc.+                               504,200     20,168,000
                                                                        ------------
                                                                          82,158,728
                                                                        ------------
Industrial Manufacturing
& Processing (0.8%)
 Electronics for Imaging, Inc.+                               298,100     14,103,856
                                                                        ------------
Leisure & Entertainment (7.7%)
 Coach USA, Inc.+                                             743,900     17,667,625
 Electronic Arts, Inc.                                        458,600     23,302,613
 Fairfield Communities, Inc.+                               1,485,200     19,121,950
 Family Golf Centers, Inc.+                                   201,300      1,446,844
 Premier Parks, Inc.+                                         998,100     34,496,831
 Sunterra Corp.+                                            1,928,600     20,732,450
 Vistana, Inc.+                                             1,672,400     24,876,950
                                                                        ------------
                                                                         141,645,263
                                                                        ------------
Lodging & Restaurants (1.9%)
 Extended Stay America, Inc.+                               1,175,500     12,342,750
 Promus Hotel Corp.+                                          601,200     21,643,200
                                                                        ------------
                                                                          33,985,950
                                                                        ------------
Oil Services (2.9%)
 Nabors Industries, Inc.+                                   1,175,000     24,160,938
 Petroleum Geo-Services ADR+                                1,742,038     29,179,137
                                                                        ------------
                                                                          53,340,075
                                                                        ------------
Pharmaceuticals (1.1%)
 Teva Pharmaceutical Industries,
 Ltd. PLC ADR                                                 436,500     19,969,875
                                                                        ------------
Publishing (2.7%)
 Reader's Digest Assn., Inc.
 Class A                                                      119,100      4,235,494
 Scholastic Corporation+                                      514,900     24,345,116
 Wiley (John) & Sons, Inc.
 Class A                                                      536,600     21,698,763
                                                                        ------------
                                                                          50,279,373
                                                                        ------------
Real Estate (0.2%)
 Indymac Mortgage
 Holdings, Inc.                                               174,200      2,874,300
                                                                        ------------
Retail (6.4%)
 BJ's Wholesale Club, Inc.                                    662,300     17,592,344
 Insight Enterprises, Inc.                                    611,600     16,513,200
 Payless ShoeSource, Inc.+                                    487,100     23,593,906
 PETsMART, Inc.+                                            2,974,800     27,702,825



                                                            Number of
                                                             Shares          Value
                                                            ---------    --------------
COMMON STOCK (cont'd)
Retail (cont'd)
 Ross Stores, Inc.                                            352,900    $   16,211,344
 Williams-Sonoma, Inc.+                                       552,400        16,019,600
                                                                         --------------
                                                                            117,633,219
                                                                         --------------
Telecommunications & Equipment (7.7%)
 Concentric Networking Corp.+                                 182,100        15,205,350
 Corecomm Ltd.+                                                63,900         2,979,338
 Exodus Communications, Inc.+                                 193,400        17,430,175
 FORE Systems, Inc+                                           795,500        26,848,125
 Gilat Satellite Networks+                                    340,300        17,695,600
 McLeodUSA, Inc.+                                             217,500        12,193,594
 RCN Corp.+                                                   421,700        20,505,163
 Scientific Atlanta, Inc.                                     345,700        10,975,975
 Western Wireless Corp.
 Class A                                                      436,200        17,911,463
                                                                         --------------
                                                                            141,744,783
                                                                         --------------
Transportation (0.9%)
 Mark VII, Inc.+                                            1,119,538        15,953,417
                                                                         --------------
TOTAL COMMON STOCK
(Cost $1,326,303,837)                                                     1,708,799,446
                                                                         --------------
PREFERRED STOCK (0.5%)
Consumer Services (0.1%)
 Opal Concepts, Inc. Series B#                                792,603         2,000,000
                                                                         --------------
Healthcare (0.1%)
 Women First Healthcare, Inc.+#                               150,000         1,500,000
                                                                         --------------
Transportation (0.3%)
 Dealer Solutions
 Holdings, Inc.+#                                           2,222,222         5,000,000
                                                                         --------------
TOTAL PREFERRED STOCK
(Cost $8,499,999)                                                             8,500,000
                                                                         --------------
                                                              Par
                                                            ---------
BONDS (0.4%)
 Comptek Research, Inc. 8.5%
 Convertible Debenture Due
 04/01/04#                                             $    7,000,000         7,000,000
 Women First Healthcare 9%
 Promissory Note Due
 03/01/00#                                                    680,000           680,000
                                                                         --------------
TOTAL BONDS
(Cost $7,680,000)                                                             7,680,000
                                                                         --------------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Growth Fund
Statement of Net Assets (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                  Par                Value
                                             --------------      --------------
WARRANTS (0.0%)
 Dealer Solutions Holdings,
 Inc. Warrants#                                 $   431,111      $            0
 Women First Healthcare
 Warrants#                                            5,516                   0
                                                                 --------------
TOTAL WARRANTS
(Cost $0)                                                 0                   0
                                                                 --------------
SHORT-TERM INVESTMENTS (5.6%)
 Institutional Money Market Trust                14,210,719          14,210,719
 RBB Money Market Fund                           87,998,488          87,998,488
                                                                 --------------
TOTAL SHORT TERM INVESTMENTS
(Cost $102,209,207)                                                 102,209,207
                                                                 --------------
TOTAL INVESTMENTS AT VALUE (99.5%)
(Cost $1,444,693,043*)                                            1,827,188,653
                                                                 --------------
OTHER ASSETS IN EXCESS
OF LIABILITIES (0.5%)                                                 9,592,328
                                                                 --------------
NET ASSETS (100%) (applicable to
40,435,068 Common Class shares and
7,589,427 Advisor Class shares)                                  $1,836,780,981
                                                                 ==============
NET ASSET VALUE, offering and
redemption price per Common Class
shares ($1,555,696,693 divided by 40,435,068)                     $        38.47
                                                                 ==============
NET ASSET VALUE, offering and
redemption price per Advisor Class shares
($281,084,288 divided by 7,589,427)                               $        37.04
                                                                 ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
+ Non-income producing security.
# Restricted security.
* Cost for federal income tax purposes is $1,445,408,834.


                See Accompanying Notes to Financial Statements.

Warburg Pincus Small Company Value Fund
Statement of Net Assets--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                   Number of
                                                    Shares          Value
                                                   ---------     ----------
COMMON STOCK (95.0%)
Aerospace & Defense (3.3%)
 REMEC, Inc.+                                        22,300      $  288,506
 Tristar Aerospace Co.+                             100,700       1,069,937
                                                                 ----------
                                                                  1,358,443
                                                                 ----------
Banks & Savings & Loans (6.9%)
 Century Bancorp, Inc. Class A                       56,700       1,013,512
 Imperial Bancorp                                    32,700         629,475
 Prosperity Bancshares, Inc.+                        42,350         555,844
 Quaker City Bancorp, Inc.+                          14,421         225,328
 Texas Regional Bancshares, Inc.                     13,818         395,972
                                                                 ----------
                                                                  2,820,131
                                                                 ----------
Building & Building Materials (6.3%)
 Cavalier Homes, Inc.                                20,592         194,337
 Elcor Corp.                                         15,400         594,825
 Juno Lighting, Inc.                                 43,274         984,483
 Walter Industries, Inc.+                            70,500         801,937
                                                                 ----------
                                                                  2,575,582
                                                                 ----------
Business Services (2.8%)
 Graco, Inc.                                         21,000         661,500
 Interim Services, Inc.+                             28,500         495,188
                                                                 ----------
                                                                  1,156,688
                                                                 ----------
Capital Equipment (2.9%)
 Applied Power, Inc. Class A                         38,200       1,205,688
                                                                 ----------
Chemicals (1.6%)
 Ferro Corp.                                         23,300         645,119
                                                                 ----------
Conglomerates (4.3%)
 Gaylord Containers Corp.,
 Class A+                                           142,351       1,192,190
 Watts Industries, Inc. Class A                      37,461         575,963
                                                                 ----------
                                                                  1,768,153
                                                                 ----------
Consumer Durables (10.7%)
 Harman International
 Industries, Inc.                                    26,800       1,231,125
 Heilig-Meyers Co.                                  188,479       1,107,314
 La-Z-Boy, Inc.                                      25,986         511,599
 Sturm, Ruger & Co., Inc.                            53,900         572,688
 Superior Industries
 International, Inc.                                 38,077         951,925
                                                                 ----------
                                                                  4,374,651
                                                                 ----------
Consumer Non-Durables (8.5%)
 Central Garden & Pet Co.+                           57,168         800,352
 Home Products International, Inc.+                  65,610         565,886
 Nautica Enterprises, Inc.                           13,100         177,669



                                                   Number of
                                                    Shares          Value
                                                   ---------     ----------
COMMON STOCK  (cont'd)
Consumer Non-Durables (cont'd)
 Nine West Group, Inc.+                               6,100      $  173,850
 Timberland Co. (The), Class  A+                      8,700         602,475
 Westpoint Stevens, Inc.+                            33,500       1,147,375
                                                                 ----------
                                                                  3,467,607
                                                                 ----------
Electronics (1.5%)
 Avant! Corp.+                                       29,100         392,850
 Burr-Brown Corp.+                                    8,000         212,000
                                                                 ----------
                                                                    604,850
                                                                 ----------
Financial Services (12.2%)
 Amerin Corp.+                                       43,100       1,010,156
 Commerce Group, Inc.                                20,400         464,100
 HCC Insurance Holdings, Inc.                        43,825         925,803
 National Western Life Insurance
 Co. Class A+                                        11,700       1,161,225
 StanCorp Financial Group, Inc.+                     19,000         457,188
 Terra Nova (Bermuda)
 Holdings, Ltd.                                      18,185         408,026
 Webster Financial Corp.                             18,300         562,725
                                                                 ----------
                                                                  4,989,223
                                                                 ----------
Healthcare (3.5%)
 Foundation Health Systems, Inc.
 Class A+                                            23,900         330,119
 Morrison Health Care, Inc.                          30,200         566,250
 Total Renal Care Holdings, Inc.+                    37,200         516,150
                                                                 ----------
                                                                  1,412,519
                                                                 ----------
Leisure & Entertainment (2.9%)
 SCP Pool Corp.+                                     63,513       1,167,051
                                                                 ----------
Lodging & Restaurants (1.4%)
 Ryan's Family Steak
 Houses, Inc.+                                       46,418         574,423
                                                                 ----------
Metals & Mining (1.7%)
 Ryerson Tull, Inc.                                  29,793         675,929
                                                                 ----------
Oil Services (4.8%)
 Evergreen Resources, Inc.+                          18,500         420,875
 Global Industries, Ltd.+                            68,900         848,331
 Varco International, Inc.+                          61,652         697,438
                                                                 ----------
                                                                  1,966,644
                                                                 ----------
Paper & Forest Products (4.6%)
 Caraustar Industries, Inc.                          28,730         732,615
 Wausau-Mosinee Paper Corp.                          68,880       1,136,520
                                                                 ----------
                                                                  1,869,135
                                                                 ----------
Real Estate (2.2%)
 Western Water Co.+                                 239,300         897,375
                                                                 ----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Small Company Value Fund
Statement of Net Assets (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                   Number of
                                                    Shares          Value
                                                   ---------     ----------
COMMON STOCK (cont'd)
Retail (2.1%)
 Finish Line, Inc.+                                  26,900     $  405,181
 Ross Stores, Inc.+                                  10,100        463,969
                                                                ----------
                                                                   869,150
                                                                ----------
Transportation (5.3%)
 Coach USA, Inc.+                                    23,500        558,125
 Landstar Systems, Inc.+                             29,419      1,145,502
 M.S. Carriers, Inc.+                                14,500        462,188
                                                                ----------
                                                                 2,165,815
                                                                ----------
Utilities-Electric (5.5%)
 Commonwealth Energy System                          23,800        965,388
 Idacorp, Inc.                                       29,142        917,973
 UniSource Energy Corp.+                             35,600        384,925
                                                                ----------
                                                                 2,268,286
                                                                ----------
TOTAL COMMON STOCK
(Cost $35,722,047)                                              38,832,462
                                                                ----------
                                                    Par
                                                 ----------
CONVERTIBLE BONDS (0.4%)
Electronics (0.4%)
 Ea Industries, Inc. Series A
 Convertible Notes 6.00%,
 4/30/99 (NR,NR)(1)+
    (Cost $1,500,000)
                                                 $1,500,000        150,000
                                                                ----------
SHORT TERM INVESTMENTS (0.0%)
 RBB Money Market Fund
 (Cost $464)                                            464            464
                                                                ----------
WARRANTS (0.0%)
 Ea Industries, Inc. Six Month
 Warrants (Exercisable for
 purchase of 75,000 Common
 Shares.)(1) (Cost $110,437)                              1              0
                                                                ----------


                                                  Value
                                               -----------
TOTAL INVESTMENTS AT VALUE (95.4%)
(Cost $37,332,949**)                           $39,982,926
                                               -----------
OTHER ASSETS IN EXCESS
OF LIABILITIES (4.6%)                            1,905,326
                                               -----------
NET ASSETS (100%) (applicable to
3,172,288 Common Class shares
and 4,080 Advisor Class shares)                $40,888,252
                                               ===========
NET ASSET VALUE, offering and
redemption price per Common Class shares
($40,836,136 divided by 3,172,288)             $     12.87
                                               ===========
NET ASSET VALUE, offering and
redemption price per Advisor Class shares
($52,116 divided by 4,080)                     $     12.77
                                               ===========

                            INVESTMENT ABBREVIATIONS
                                 NR = Not Rated
----------------------------------------------------------
+   Non-income producing security.
*   Restricted security.
(1) Illiquid security.
+   Credit ratings given by Moody's Investors Service, Inc.
    and Standard & Poor's Ratings Group are unaudited.
**  Cost for federal income tax purposes is $37,349,161.


                See Accompanying Notes to Financial Statements.

Warburg Pincus Post-Venture Capital Fund
Statement of Net Assets--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                     Number of
                                                      Shares           Value
                                                     ---------      ----------
COMMON STOCK (94.2%)
Aerospace & Defense (1.3%)
 Orbital Sciences Corp.+                               37,200       $  783,525
                                                                    ----------
Business Services (10.3%)
 BISYS Group, Inc.+                                    17,200          872,900
 Career Blazers, Inc.+#                                 4,000            9,000
 CSG Systems International, Inc.+                      21,800          842,025
 Lason Holdings, Inc.+                                 18,000          712,125
 New York Restaurant Group, Inc.+#                     77,720          749,998
 On Assignment, Inc.+                                  20,100          609,281
 Pharmaceutical Product
 Development, Inc.+                                    30,600          891,225
 QRS Corp.+                                            16,300          896,500
 Saatchi & Saatchi PLC ADR                             30,700          590,975
                                                                    ----------
                                                                     6,174,029
                                                                    ----------
Communications & Media (15.8%)
 America Online, Inc.+                                  8,000        1,142,000
 At Home Corp. Series A+                                8,800        1,266,650
 Central European Media
 Enterprises, Ltd. Class A+                            60,600          496,162
 Chancellor Media Corp.
 Class A+                                              14,000          768,250
 Heftel Broadcasting Corp.+                            30,900        1,680,187
 Infoseek Corp.+                                        8,100          413,606
 Outdoor Systems, Inc.+                                35,075          883,452
 USA Networks, Inc.+                                   36,600        1,367,925
 Yahoo! Inc.+                                           8,400        1,467,375
                                                                    ----------
                                                                     9,485,607
                                                                    ----------
Computers (10.5%)
 Citrix Systems, Inc.+                                 16,900          718,250
 Concord Communications, Inc.+                         14,500          648,875
 Exodus Communications, Inc.+                          14,400        1,297,800
 Intuit, Inc.+                                          9,000          775,125
 Micrografx, Inc.+                                     37,500          302,344
 Novell, Inc.+                                         31,200          694,200
 Transactions Systems
 Architects, Inc. Class A+                             17,900          580,631
 Verisign, Inc+                                         4,500          517,500
 Women.com Networks+#                                 227,964          750,002
                                                                    ----------
                                                                     6,284,727
                                                                    ----------
Consumer Non-Durables (1.4%)
 Dial Corp.                                            25,200          856,800
                                                                    ----------
Consumer Services (2.1%)
 DeVRY, Inc.+                                          48,300        1,273,912
                                                                    ----------


                                                     Number of
                                                      Shares           Value
                                                     ---------      ----------
COMMON STOCK (cont'd)
Electronics (10.5%)
 KLA-Tencor Corp.+                                     12,100       $  600,462
 Maxim Integrated Products, Inc.+                      28,300        1,584,800
 Solectron Corp.+                                      11,100          538,350
 Electronics (cont'd)
 Uniphase Corp.+                                       12,800        1,553,600
 Vitesse Semiconductor Corp.+                          27,400        1,268,962
 Xilinx, Inc.+                                         17,200          784,750
                                                                    ----------
                                                                     6,330,924
                                                                    ----------
Energy (0.1%)
 Chaparral Resources, Inc.+#                            5,556           86,111
                                                                    ----------
Financial Services (6.8%)
 Amvescap PLC ADR                                      18,560        1,012,680
 E*Trade Group, Inc.+                                   9,400        1,085,700
 Nationwide Financial Services, Inc.                   23,800        1,103,725
 Reinsurance Group of America, Inc.                    30,000          907,500
                                                                    ----------
                                                                     4,109,605
                                                                    ----------


Food, Beverages & Tobacco (1.7%)
 Ben & Jerry's Homemade, Inc.
 Class A+                                              34,400          999,750
                                                                    ----------
Foreign Currency (0.0%)
 UK Sterling                                                6                9
                                                                    ----------
Healthcare (2.0%)
 AmeriSource Health Corp.
 Class A+                                              21,400          592,512
 Concentra Managed Care, Inc.+                         22,900          310,581
 Total Renal Care Holdings, Inc.+                      22,900          317,737
                                                                    ----------
                                                                     1,220,830
                                                                    ----------
Leisure & Entertainment (2.9%)
 Coach USA, Inc.+                                      20,700          491,625
 Premier Parks, Inc.                                   35,400        1,223,513
                                                                    ----------
                                                                     1,715,138
                                                                    ----------
Lodging & Restaurants (1.0%)
 Tricon Global Restaurants, Inc.+                       9,400          605,125
                                                                    ----------
Oil Services (2.4%)
 Cooper Cameron Corp.+                                 19,100          737,738
 Petroleum Geo - Services+                             41,300          691,775
                                                                    ----------
                                                                     1,429,513
                                                                    ----------
Pharmaceuticals (3.5%)
 Geltex Pharmaceuticals, Inc.+                         29,500          505,188
 Medimmune, Inc.                                       10,000          551,250
 Watson Pharmaceuticals, Inc.+                         25,600        1,036,800
                                                                    ----------
                                                                     2,093,238
                                                                    ----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Post-Venture Capital Fund
Statement of Net Assets (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                  Number of
                                                    Shares             Value
                                                  ---------         ----------
COMMON STOCK (cont'd)
Publishing (4.0%)
 Central Newspapers, Inc. Class A+                  37,400          $1,269,263
 Scholastic Corp.+                                  23,700           1,120,566
                                                                    ----------
                                                                     2,389,829
                                                                    ----------
Real Estate (0.5%)
 Fairfield Communities, Inc.+                       23,300             299,988
                                                                    ----------
Retail (3.6%)
 Amazon.com, Inc.+                                   3,000             516,188
 CdNow, Inc.+                                       31,000             600,625
 Staples, Inc.+                                     35,100           1,053,000
                                                                    ----------
                                                                     2,169,813
                                                                    ----------


                                                  Number of
                                                    Shares             Value
                                                  ---------         ----------
COMMON STOCK (cont'd)
Telecommunications & Equipment (13.8%)
 Carrier Access Corp.+                               2,015          $  104,654
 Cisco Systems, Inc.+                               16,950           1,933,359
 CMGI, Inc.+                                         2,600             661,863
 Gilat Satellite Networks, Ltd.+                    22,600           1,175,200
 MCI WorldCom, Inc.+                                21,700           1,783,469
 Pinnacle Holdings, Inc.+                           30,100             617,050
 Shaw Communications,
 Inc. Class B+                                      46,900           1,899,450
 Viatel, Inc.+                                       2,200             101,200
                                                                    ----------
                                                                     8,276,245
                                                                    ----------
TOTAL COMMON STOCK
(Cost $41,514,520)                                                  56,584,718
                                                                    ----------

                                                                                       Par
                                                                      Maturity Date    (000)      Value
                                                                      -------------    -----      -----
UNITED STATES TREASURY OBLIGATIONS (1.4%)
U.S. Treasury Bills (0.6%)**
 U.S. Treasury Bills 4.280%                                               06/03/99      $234  $  233,120
 U.S. Treasury Bills 4.290%                                               01/06/00       114     110,497
                                                                                                --------
                                                                                                 343,617
                                                                                                --------
U.S. Treasury Notes (0.8%)**
 U.S. Treasury Notes 5.875%                                               11/15/99       250     251,445
 U.S. Treasury Notes 5.875%                                               11/30/01       260     264,608
                                                                                                --------
                                                                                                 516,053
                                                                                                --------
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $852,787)                                         859,670
                                                                                                --------

                                                                                  Capital
                                                                                   Share
                                                                                  -------
PRIVATE FUND INVESTMENTS (2.5%)
 Boston Ventures V, LP                                                               284,613  $  284,613
 New Enterprise Associates VII, LP                                                 1,230,066   1,230,066
                                                                                              ----------
TOTAL PRIVATE FUND INVESTMENTS (Cost $1,044,506)                                               1,514,679
                                                                                              ----------
                                                                                 Number of
                                                                                  Shares
                                                                                 ---------
SHORT TERM FUND INVESTMENTS (2.5%)
 RBB Money Market Fund (Cost $1,477,917)                                           1,477,917   1,477,917
                                                                                              ----------
TOTAL INVESTMENTS AT VALUE (100.6%) (Cost $44,889,730*)                                       60,436,984

LIABILITIES IN EXCESS OF OTHER ASSETS (0.6%)                                                   (383,307)
                                                                                              ----------
NET ASSETS (100%) (applicable to 2,987,402 Common Class shares and
  73,928 Advisor Class shares)                                                               $60,053,677
                                                                                             ===========
NET ASSET VALUE, offering and redemption price per Common Class shares
  ($58,623,803 divided by 2,987,402)                                                         $     19.62
                                                                                             ===========
NET ASSET VALUE, offering and redemption price per Advisor Class shares
  ($1,429,874 divided by 73,928)                                                             $     19.34
                                                                                             ===========


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
+  Non-income producing security.
#  Restricted security.
*  Cost for federal income tax purposes is $44,889,730.
** These securities have been segregated with the fund's custodian to cover open capital commitments of $842,370 in private fund investments.

Warburg Pincus Funds
Statements of Operations
For the Six Months Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                   Warburg Pincus     Warburg Pincus      Warburg Pincus
                                                                  Emerging Growth      Small Company       Post-Venture
                                                                       Fund              Value Fund        Capital Fund
                                                                   -------------       -------------      --------------
Investment Income:
  Dividends                                                        $   1,041,697       $     217,598       $      23,057
  Interest                                                             3,127,387              60,056              45,455
                                                                   -------------       -------------       -------------
    Total investment income                                            4,169,084             277,654              68,512
                                                                   -------------       -------------       -------------
Expenses:
  Investment Advisory                                                  8,680,727             285,290             430,780
  Administrative services                                              1,698,063              58,327              70,928
  Audit                                                                   23,604               5,900               6,321
  Custodian/Sub-custodian                                                174,692              18,948              10,426
  Directors/Trustees                                                       7,219               6,041               5,562
  Interest                                                                 5,951               1,412               2,591
  Legal                                                                   61,178              14,876               7,095
  Offering/Organizational costs                                                0               7,390              15,989
  Printing                                                               115,810              13,822               7,169
  Registration                                                            58,569              28,187              18,526
  Shareholder servicing/Distribution                                     786,828              71,387              87,593
  Transfer agent                                                         525,988              79,114              55,723
  Miscellaneous                                                           44,230               4,202               2,732
                                                                   -------------       -------------       -------------
                                                                      12,182,859             594,896             721,435
  Less: fees waived, expenses reimbursed
    and transfer agent offsets                                           (40,168)            (95,574)           (151,369)
                                                                   -------------       -------------       -------------
    Total expenses                                                    12,142,691             499,322             570,066
                                                                   -------------       -------------       -------------
      Net investment loss                                             (7,973,607)           (221,668)           (501,554)
                                                                   -------------       -------------       -------------
Net Realized and Unrealized Gain (Loss) from Investments
  and Foreign Currency Related Items:
  Net realized gain from security and other related transactions     214,905,773           5,106,698         11,449,490
  Net change in unrealized appreciation (depreciation)
    from investments and foreign currency related items               50,641,959          (5,246,671)          3,605,703
                                                                   -------------       -------------       -------------
    Net realized and unrealized gain (loss) from
      investments and foreign currency related items                 265,547,732            (139,973)         15,055,193
                                                                   -------------       -------------       -------------
  Net increase (decrease) in net assets resulting from
    operations                                                     $ 257,574,125       $    (361,641)       $ 14,553,639
                                                                   =============       =============        ============


                 See Accompanying Notes to Financial Statements.

                       This page intentionally left blank

Warburg Pincus Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     Warburg Pincus
                                                                    Emerging Growth
                                                                          Fund
                                                            -------------------------------
                                                                For the            For the
                                                            Six Months Ended      Year Ended
                                                                April 30,         October 31,
                                                             -------------      -------------
                                                                  1999              1998
                                                             -------------      -------------
                                                               (Unaudited)
From Operations:
  Net Investment Loss                                         $ (7,973,607)     $ (11,226,871)
  Net Realized gain/(loss) from security transactions          214,905,773        (47,452,269)
  Net Realized gain from foreign currency related items                  0                  0
  Net change in unrealized appreciation (depreciation)
    from investments and foreign currency related items         50,641,959       (136,862,010)
                                                             --------------    --------------
    Net decrease in net assets resulting from operations       257,574,125       (195,541,150)
                                                             --------------    --------------
From Distributions:
  Distributions from net investment income
    Common Shares                                                        0                  0
    Advisor Shares                                                       0                  0
  Distributions from realized gains
    Common Shares                                                        0        (92,762,400)
    Advisor Shares                                                       0        (25,707,966)
  Distributions in excess of realized gains
    Common Shares                                                        0                  0
    Advisor Shares                                                       0                  0
                                                            --------------     --------------
    Net decrease in net assets from distributions                        0       (118,470,366)
                                                            --------------     --------------
From Capital Share Transactions:
  Proceeds from sale of shares                                 339,624,049        883,019,817
  Reinvested dividends                                                 225        114,956,027
  Net asset value of shares redeemed                          (603,961,505)      (813,237,032)
                                                            --------------     --------------
    Net increase (decrease) in net assets from capital
      share transactions                                      (264,337,231)       184,738,812
                                                            --------------     --------------
    Net increase (decrease in net assets)                       (6,763,106)      (129,272,704)

Net Assets:
  Beginning of period                                        1,843,544,087      1,972,816,791
                                                            --------------     --------------
  End of Period                                             $1,836,780,981     $1,843,544,087
                                                            ==============     ==============
  Undistributed net investment income:                      $            0     $            0
                                                            ==============     ==============


                                                                     Warburg Pincus                  Warburg Pincus
                                                                   Small Company Value            Post-Venture Capital
                                                                           Fund                            Fund
                                                            --------------------------------  -------------------------------
                                                                For the           For the       For the            For the
                                                            Six Months Ended    Year Ended  Six Months Ended     Year Ended
                                                                April 30,       October 31,      April 30,       October 31,
                                                               ------------    -------------  ---------------   -------------
                                                                   1999            1998            1999             1998
                                                               ------------    -------------   ------------     -------------
                                                                (Unaudited)                      (Unaudited)
From Operations:
  Net Investment Loss                                           $ (221,668)    $   (709,432)    $  (501,554)    $  (1,218,879)
  Net Realized gain/(loss) from security transactions            5,106,698        3,618,297      11,449,490         2,591,623
  Net Realized gain from foreign currency related items                  0                0               0                 0
  Net change in unrealized appreciation (depreciation)
    from investments and foreign currency related items         (5,246,671)     (23,857,296)      3,605,703        (7,014,438)
                                                               -----------    -------------    ------------      ------------
    Net decrease in net assets resulting from operations          (361,641)     (20,948,431)     14,553,639        (5,641,694)
                                                               -----------    -------------    ------------      ------------
From Distributions:
  Distributions from net investment income
    Common Shares                                                        0                0               0                 0
    Advisor Shares                                                       0                0               0
  Distributions from realized gains
    Common Shares                                               (2,280,474)     (20,763,827)        (96,730)                0
    Advisor Shares                                                  (1,680)         (35,216)         (1,306)                0
  Distributions in excess of realized gains
    Common Shares                                                        0                0               0                 0
    Advisor Shares                                                       0                0               0                 0
                                                               -----------    -------------    ------------      ------------

    Net decrease in net assets from distributions               (2,282,154)     (20,799,043)        (98,036)                0
                                                               -----------    -------------    ------------      ------------
From Capital Share Transactions:
  Proceeds from sale of shares                                  20,825,740       63,737,618      11,239,507        33,368,512
  Reinvested dividends                                           2,155,694       19,972,777          93,862                 0
  Net asset value of shares redeemed                           (59,820,282)    (185,521,859)    (34,649,992)      (68,656,533)
                                                               -----------    -------------    ------------      ------------
    Net increase (decrease) in net assets from capital
      share transactions                                       (36,838,848)    (101,811,464)    (23,316,623)      (35,288,021)
                                                               -----------    -------------    ------------      ------------
    Net increase (decrease in net assets)                      (39,482,643)    (143,558,938)     (8,861,020)      (40,929,715)

Net Assets:
  Beginning of period                                           80,370,895      223,929,833      68,914,697       109,844,412
                                                               -----------    -------------    ------------      ------------
  End of Period                                                $40,888,252    $  80,370,895    $ 60,053,677      $ 68,914,697
                                                               ===========    =============    ============      ============
  Undistributed net investment income:                         $         0    $           0    $          0      $         0
                                                               ===========    =============    ============      ============


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Growth Fund
Financial Highlights
(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                    For the Six
                                                   Months Ended                For the Year Ended October 31,
                                                  April 30, 1999  ---------------------------------------------------------
PERIOD ENDED:                                       (Unaudited)      1998        1997        1996        1995        1994
                                                  --------------  ---------    --------    --------    --------    --------
Per-share data
Net asset value, beginning of period                 $   32.51    $  38.50     $  31.99    $  29.38    $  22.05    $  23.51
                                                     ---------    --------     --------    --------    --------    --------
Investment activities:
  Net investment gain/(loss)                             (0.54)      (0.49)       (0.33)      (0.09)      (0.09)     (0.08)
  Net gains or losses on investments
    and foreign currency related items
    (both realized and unrealized)                        5.07       (3.11)        6.91        4.45        7.42       (0.02)
                                                     ---------    --------     --------    --------    --------    --------
      Total from investment activities                    4.53       (3.60)        6.58        4.36        7.33       (0.10)
                                                     ---------    --------     --------    --------    --------    --------
Distributions:
  From net investment income                              0.00        0.00         0.00        0.00        0.00        0.00
  From realized capital gains                             0.00       (2.39)       (0.07)      (1.75)       0.00       (1.36)
                                                     ---------    --------     --------    --------    --------    --------
      Total distributions                                 0.00       (2.39)       (0.07)      (1.75)       0.00       (1.36)
                                                     ---------    --------     --------    --------    --------    --------
Net asset value, end of period                       $   37.04    $  32.51     $  38.50    $  31.99    $  29.38    $  22.05
                                                     =========    ========     ========    ========    ========    ========
Total return                                             13.93%+     (9.75)%      20.62%      15.69%      33.24%      (0.29)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)             $ 281,084    $311,023     $457,432    $362,696    $167,225    $ 64,009
    Ratio of expenses to average
      net assets                                          1.68%*@     1.62%@       1.63%@     1.70%@       1.76%       1.72%
    Ratio of net income or loss to
      average net assets                                 (1.24)%*    (0.87)%      (1.01)%     (1.05)%     (1.08)%     (1.08)%
    Decrease reflected in above
      operating expense ratios due to
      waviers/reimbursements                              0.00        0.00         0.00        0.00        0.00        0.04
Portfolio turnover rate                                  78.35%+     91.60%       87.03%      65.77%      84.82%      60.38%

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .00% for the six months ended April 30, 1999 and by .00%, .00% and .01% for the year ended October 31, 1998, 1997 and 1996, respectively. The operating expense ratios after reflecting these arrangements were 1.68% for the six months ended April 30, 1999, 1.62%, 1.63% and 1.69% for the year ended October 31, 1998, 1997 and 1996, respectively.
* Annualized.
+ Non-annualized.

Warburg Pincus Small Company Value Fund
Financial Highlights
(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                       For the Six           For the              December 29, 1995
                                       Months Ended    Year Ended October 31,      (Commencement of
                                      April 30, 1999   ---------------------     Operations) Through
PERIOD ENDED:                           (Unaudited)     1998           1997        October 31, 1996
                                      ---------------  ------         ------     --------------------
Per-share data
Net asset value, beginning of period       $13.30      $18.65         $14.46            $10.00
                                           ------      ------         ------            ------
Investment activities:
  Net investment gain/(loss)                (0.05)      (0.40)         (0.08)            (0.02)
  Net gains or losses on investments
    and foreign currency related items
    (both realized and unrealized)          (0.05)      (3.02)          4.44              4.48
                                           ------      ------         ------            ------
      Total from investment activities      (0.10)      (3.42)          4.36              4.46
                                           ------      ------         ------            ------
Distributions:
  From net investment income                 0.00        0.00           0.00              0.00
  From realized capital gains               (0.43)      (1.93)         (0.17)             0.00
                                           ------      ------         ------            ------
      Total distributions                   (0.43)      (1.93)         (0.17)             0.00
                                           ------      ------         ------            ------
Net asset value, end of period             $12.77      $13.30         $18.65            $14.46
                                           ======      ======         ======            ======
Total return                                (0.91)%+   (19.93)%        30.47%            44.60+
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)    $  52       $  53         $  255            $    5
    Ratio of expenses to average
      net assets                             2.00%*@     1.97%@         1.89%@            1.97%*@
    Ratio of net income or loss to
      average net assets                    (1.06)%*    (0.92)%        (0.78)%           (0.52)%*
    Decrease reflected in above
      operating expense ratios due to
      waivers/reimbursements                 0.36%*      0.27%          0.00%             1.46%*
Portfolio turnover rate                     71.60%+     77.92%        105.87%            43.14%+

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .00% for the six months ended April 30, 1999 and by .00%, .01% and .00% for the year or period ended October 31, 1998, 1997 and 1996, respectively. The operating expense ratios after reflecting these arrangements were 2.00% for the six months ended April 30, 1999, 1.97%, 1.88% and 1.97% for the year or period ended October 31, 1998, 1997 and 1996, respectively.
+ Non-annualized.
* Annualized.

                See Accompanying Notes to Financial Statements.

Warburg Pincus Post-Venture Capital Fund
Financial Highlights
(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                    For the Period
                                        For the Six           For the               September, 1995
                                       Months Ended   Year Ended October 31,        (Commencement of
                                      April 30, 1999 ---------------------------  Operations) Through
PERIOD ENDED:                           (Unaudited)    1998     1997      1996     October 31, 1995
                                      --------------  ------   ------    ------   --------------------
Per-share data
Net asset value, beginning of period       $15.90     $17.44   $15.93    $10.68          $10.00
                                           ------     ------   ------    ------          ------
Investment activities:
  Net investment gain/(loss)                 0.08      (0.01)   (0.22)    (0.05)           0.00
  Net gains or losses on investments
    and foreign currency related items
    (both realized and unrealized)           3.38      (1.53)    1.73      5.30            0.68
                                           ------     ------   ------    ------          ------
      Total from investment activities       3.46      (1.54)    1.51      5.25            0.68
                                           ------     ------   ------    ------          ------
Distributions:
  From net investment income                 0.00       0.00     0.00      0.00            0.00
  From realized capital gains               (0.02)      0.00     0.00      0.00             0.0
                                           ------     ------   ------    ------          ------
      Total distributions                   (0.02)      0.00     0.00      0.00            0.00
                                           ------     ------   ------    ------          ------
Net asset value, end of period             $19.34     $15.90   $17.44    $15.93          $10.88
                                           ======     ======   ======    ======          ======
Total return                                21.80%+    (8.83)%   9.48%    49.16%           6.80%+
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)   $1,430     $  343   $  270    $  204          $    1
    Ratio of expenses to average
      net assets                             1.90%*@    1.90%@   1.91%@    1.90%@          2.15%*
    Ratio of net income or loss to
      average net assets                    (1.73)%*   (1.65)%  (1.52)%   (1.41)%          0.09%*
    Decrease reflected in above
      operating expense ratios due to
      waivers/reimbursements                 0.43%*     0.66%    0.70%     0.75%           9.25%*
Portfolio turnover rate                     50.50%+   111.51%  197.56%   168.46%          16.90%+

 -------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .00% for the six months ended April 30, 1999 and by .00%, .01% and .00% for the year or period ended October 31, 1998, 1997 and 1996, respectively. The operating expense ratios after reflecting these arrangements were 1.90% for the six months ended April 30, 1999, 1.90%, 1.90% and 1.90% for the year or period ended October 31, 1998, 1997 and 1996, respectively.
+  Non-annualized.
*  Annualized.


                See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Notes to Financial Statements
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

   The Warburg Pincus Small Company Value Fund and the Warburg Pincus Post-Venture Capital Fund are registered under the Investment Company Act of 1940, as amended (1940 Act), as diversified, open-end management investment companies. The Warburg Pincus Emerging Growth Fund is registered under the 1940 Act as a non-diversified, open-end management investment company.

   Investment objectives for each Fund are as follows: the Emerging Growth Fund seeks maximum capital appreciation; the Small Company Value Fund seeks long-term capital appreciation; the Post-Venture Capital Fund seeks long-term growth of capital.

   Each fund offers two classes of shares, one class being referred to as the Common Class and one class being referred to as the Advisor Class. Common Class and Advisor Class shares in each fund represent an equal pro rata interest in such fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares for the Small Company Value Fund and the Post-Venture Capital Fund bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate .25% of the average daily net asset value of each fund's Common Class. Advisor Class shares bear expenses paid pursuant to a distribution plan at an annual rate not to exceed .75% of the average daily net asset value of each fund's Advisor Class. Advisor Class shares are currently bearing expenses of 50% of average daily net assets. At April 30, 1999, there were no outstanding Advisor Class shares for the Small Company Growth Fund.

   The net asset value of each fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each fund's investments are valued at market value, which is generally determined using market quotations. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors/Trustees believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

   The books and records of the funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, are declared and paid annually for all funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes, as it is each fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

   Costs incurred in connection with organization of shares of each fund other than Emerging Growth Fund have been deferred and are being amortized over a period of five years from the date each fund commenced its operations.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, each fund, along with other Warburg Funds, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities, pledged as collateral for repurchase agreements, are held by the funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the counterpart to the agreement, retention of the collateral may be subject to legal proceedings.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense. For the six months ended April 30, 1999, the funds received credits or reimbursements under this arrangement as follows:

           Fund                                               Amount
           ----                                              --------
           Emerging Growth                                   $40,168
           Small Company Value                                   902
           Post-Venture Capital                                1,230

2. Investment Adviser, Co-Administrators and Distributor

   Warburg Pincus Asset Management, Inc. (Warburg), who is indirectly controlled by Warburg, Pincus & Co., serves as each fund's investment adviser. On February 15, 1999, Warburg Pincus & Co. and Credit Suisse Group announced that they reached an agreement for Credit Suisse to acquire Warburg. Under the terms of the arrangement, no immediate changes are planned to Warburg investment portfolio managers and investment professionals. The Warburg Pincus Funds' Board of Directors and shareholders have approved the "assignment" of each fund's current invest-

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

ment advisory agreement with Warburg. The transaction is expected to be completed in mid-1999. For its advisory services, Warburg receives the following fees based on each fund's average daily net assets:

           Fund                                       Annual Rate
           ------                            ---------------------------------
           Emerging Growth                    .90% of average daily net assets
           Small Company Value               1.00% of average daily net assets
           Post-Venture Capital              1.25% of average daily net assets

   For the six months ended April 30, 1999, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                    Gross                   Net          Expense
           Fund                Advisory Fee    Waiver  Advisory Fee   Reimbursements
           ----                ------------  --------  ------------   --------------
           Emerging Growth      $8,680,727        $ 0    $8,680,727         $ 0
           Small Company Value     285,290    (83,710)      201,580           0
           Post-Venture Capital    430,780   (150,139)      280,641           0


   Abbott Capital Management, LLC (Abbott) serves as sub-investment adviser for the Post-Venture Capital Fund's assets invested in U.S. or foreign private limited partnerships or other investment funds (Private Fund Investments). From its investment advisory fee, Warburg pays Abbott a quarterly fee at the annual rate of 1.00% of the value of the fund's Private Fund Investments as of the end of each calendar quarter. No compensation is paid by the Post-Venture Capital Fund to Abbott for its sub-investment advisory services.

   Counsellors Funds Service, Inc. (CFSI), a wholly-owned subsidiary of Warburg, and PFPC Inc. (PFPC), an indirect, wholly-owned subsidiary of PNC Bank Corp.
(PNC) serves as each fund's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each fund's average daily net assets. For the six month ended April 30, 1999, administrative services fees earned by CFSI were as follows:

           Fund                                       Co-Administration Fee
           ----                                       ---------------------
           Emerging Growth                                 $964,525
           Small Company Value                               28,529
           Post-Venture Capital                              34,462

   For administrative services, PFPC currently receives a fee calculated at an annual rate of .10% on each fund's first $500 million in average daily net assets, .075% on the next $1 billion in average daily net assets and .05% of average daily net assets in excess of $1.5 billion.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

   For the six months ended April 30, 1999, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                                                                             Net
           Fund                     Co-Administration Fee   Waiver   Co-Administration Fee
           ----                     ---------------------  -------   ---------------------
           Emerging Growth               $733,538             $ 0         $733,538
           Small Company Value             29,798         (10,962)          18,836
           Post-Venture Capital            36,466               0           36,466


   Counsellors Securities Inc. (CSI), also a wholly-owned subsidiary of Warburg serves as each fund's distributor. No compensation is paid by the Emerging Growth Fund to CSI for distribution services. For its shareholder and distribution services, CSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common Class of the Post-Venture Capital Fund, the Small Company Value Fund and the Small Company Growth Fund pursuant to a shareholder servicing and distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For its distribution services, CSI receives a fee at an annual rate of .50% of the average daily net assets of each fund's Advisor Class pursuant to distribution plan adopted by each fund pursuant to Rule 12b-1 under the 1940 Act. For the six months ended April 30, 1999, shareholder servicing and distribution fees paid to CSI were as follows:

                                                     Shareholder Servicing/
           Fund                                         Distribution Fee
           ----                                      ---------------------
           Emerging Growth
            Advisor Class                                  $786,828
                                                           ========
           Small Company Value
            Common Class                                   $ 71,258
            Advisor Class                                       129
                                                           --------
                                                           $ 71,387
                                                           ========
           Post-Venture Capital
            Common Class                                   $ 84,720
            Advisor Class                                     2,873
                                                           --------
                                                           $ 87,593
                                                           ========

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. Line of Credit

   The funds, together with certain other Warburg Pincus Funds have established committed and uncommitted line of credit facilities with PNC for temporary or emergency purposes primarily relating to unanticipated fund share redemptions. Under the terms of the committed line of credit, the Warburg Pincus Funds with access to the facility pay a commitment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg Pincus Funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the uncommitted lines of credit, the Warburg funds will pay interest on borrowings at the banks base rate plus .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of
(a) thirty-three and one-third percent (33 1/3%) of the assets of such fund, for any Fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an International Fund) and twenty-five percent (25%) of the assets of any Fund that is an International Fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. At April 30, 1999 and during the six months ended April 30, 1999, the following funds had borrowings under these line of credit agreements:

                                                                     Maximum          Loan
                                  Average Daily       Average       Daily Loan     Outstanding
           Fund                    Loan Balance     Interest Rate%  Outstanding    at 4/30/99
           ----                   -------------     -------------  ------------    ------------
           Small Company Value        $52,657            5.94        $2,119,000     $  336,000
           Post-Venture Capital        96,873            5.31         3,972,000              0


4. Investments in Securities

   At April 30, 1999, purchases and sales of investment securities (excluding short-term investments) were as follows:

           Fund                                  Purchases          Sales
           ----                               --------------   --------------
           Emerging Growth                    $1,421,850,178   $1,614,648,420
           Small Company Value                    39,785,512       71,882,133
           Post-Venture Capital                   34,036,751       55,490,494

   At April 30, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depre-

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

4. Investments in Securities -- (cont'd)

ciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                                 Net Unrealized
                                   Unrealized     Unrealized      Appreciation
     Fund                         Appreciation   Depreciation    (Depreciation)
     ----                         ------------   ------------    --------------
     Emerging Growth              $445,825,020   $(64,045,201)    $381,779,819
     Small Company Value            70,325,536     (4,691,771)       2,633,765
     Post-Venture Capital           17,565,588     (2,018,334)      15,547,254

5. Restricted Securities

     Certain funds' investments are restricted as to resale and are valued as determined by or under the direction of each fund's Board of Directors in good faith, at fair value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of April 30, 1999, and share value of the securities and percent of net assets, which the securities comprise.

                                                                                                             Percentage
                                                     Security     Acquisition                     Market       of Net
Fund                  Security Description             Type         Date(s)        Cost            Value       Assets
----                    ------------------           --------      ----------   -----------     ----------   ----------
Emerging Growth
  Fund
                  Career Blazers, Inc.               Common         11/16/95    $ 1,001,000     $  204,750      0.00%
                  Chaparral Resources, Inc.          Common         07/28/98      1,250,000        215,278      0.00
                  Comptek Research, Inc.             Bond           03/24/99      7,000,000      7,000,000      0.40
                  Dealer Solutions Holdings, Inc.
                    Series A                         Preferred      04/29/98      5,000,000      5,000,000      0.30
                  Dealer Solutions Holdings, Inc.    Warrants       04/29/98              0              0      0.00
                  Excalibur Technololgies Corp.      Common         03/30/99      2,000,000      2,000,000      0.10
                  Network Event Theater, Inc.        Common         06/24/97      3,000,001     11,190,480      0.60
                  Network Event Theater, Inc.        Common         02/06/98      4,000,000      4,000,000      0.20
                  New York Restaurant Group, Inc.    Common         10/30/97      3,249,985      3,249,985      0.20
                  Opal Concepts, Inc. Series B       Preferred      08/31/95      2,000,000      2,000,000      0.10
                  Women First Healthcare, Inc.       Bond           03/18/99        680,000        680,000      0.00
                  Women First Healthcare, Inc.       Preferred      01/08/98      1,500,000      1,500,000      0.10
                  Women First Healthcare, Inc.       Warrants       03/18/99              0              0      0.00
                                                                                -----------    -----------      ----
                                                                                $30,680,986    $37,040,493      2.00%
                                                                                ===========    ===========      ====

Post-Venture
  Capital Fund
                  Career Blazers                     Common         11/16/95    $    44,000    $     9,000      0.00%
                  Chaparral Resources, Inc.          Common         07/28/98        500,000         86,111      0.10
                  New York Restaurant Group, Inc.    Common         10/30/97        749,998        749,998      1.09
                  Women.com Networks                 Common         06/04/98        750,002        750,002      1.20
                                                                                -----------    -----------      ----
                                                                                $ 2,044,000    $ 1,595,111      2.39%
                                                                                ===========    ===========      ====

Small Company
  Value Fund
                  EA Industries, Inc.                Warrants       03/31/98    $   110,438    $         0      0.00%
                                                                                ===========    ===========      ====

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

6. Capital Share Transactions

     Each fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each fund are classified as the Advisor Class.

     Transactions in shares of each fund were as follows:

                                                                         Emerging Growth Fund
                                                 -------------------------------------------------------------------
                                                          Common Class                    Advisor Class
                                                 -------------------------------     -------------------------------
                                                     For the                           For the
                                                   Six Months         For the         Six Months         For the
                                                      Ended         Year Ended           Ended          Year Ended
                                                 April 30, 1999     October 31,     April 30, 1999      October 31,
                                                   (Unaudited)         1998           (Unaudited)          1998
                                                 --------------    -------------     ------------      -------------
Shares sold                                          8,722,422        21,883,507          365,431          1,347,745
Shares issued to shareholders on reinvestment
  of dividends                                               6         2,487,833                0            739,355
Shares redeemed                                    (13,778,039)      (45,490,679)      (2,342,987)        (4,400,677)
                                                 -------------     -------------     ------------      -------------
Net increase (decrease) in shares outstanding       (5,055,611)      (21,119,339)      (1,977,556)        (2,313,577)
                                                 =============     =============     ============      =============
Proceeds from sale of shares                     $ 326,780,045     $ 832,153,742     $ 12,844,004      $  50,866,075
Reinvested dividends                                       225        89,263,454                0         25,692,573
Net asset value of shares redeemed                (517,952,198)     (649,384,554)     (86,009,307)      (163,852,478)
                                                 -------------     -------------     ------------      -------------
Net increase (decrease) from capital share
  transactions                                   $(191,171,928)    $ 272,032,642     $(73,165,303)     $ (87,293,830)
                                                 =============     =============     ============      =============

                                                                       Small Company Value Fund
                                                 ------------------------------------------------------------------
                                                          Common Class                    Advisor Class
                                                 -------------------------------     ------------------------------
                                                     For the                           For the
                                                   Six Months         For the         Six Months         For the
                                                      Ended         Year Ended           Ended          Year Ended
                                                 April 30, 1999     October 31,     April 30, 1999      October 31,
                                                   (Unaudited)         1998           (Unaudited)          1998
                                                 --------------    -------------    --------------      -----------
Shares sold                                          1,613,887         3,790,193          1,723             124,701
Shares issued to shareholders on reinvestment
  of dividends                                         161,133         1,261,331            101               1,980
Shares redeemed                                     (4,602,224)      (10,971,376)        (1,697)           (136,386)
                                                  ------------     -------------       --------         -----------
Net increase (decrease) in shares outstanding       (2,827,204)       (5,919,852)           127              (9,705)
                                                  ============     =============       ========         ===========
Proceeds from sale of shares                      $ 20,805,380     $  61,572,814       $ 20,360         $ 2,164,804
Reinvested dividends                                 2,154,348        19,941,713          1,346              31,064
Net asset value of shares redeemed                 (59,799,684)     (183,185,391)       (20,598)         (2,336,468)
                                                  ------------     -------------       --------         -----------
Net increase (decrease) from capital share
  transactions                                    $(36,839,956)    $(101,670,864)      $  1,108         $  (140,600)
                                                  ============     =============       ========         ===========

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

6. Capital Share Transactions -- (cont'd)

                                                                       Post-Venture Capital Fund
                                                 ------------------------------------------------------------------
                                                          Common Class                    Advisor Class
                                                 -------------------------------     ------------------------------
                                                     For the                           For the
                                                   Six Months         For the         Six Months         For the
                                                      Ended         Year Ended           Ended          Year Ended
                                                 April 30, 1999     October 31,     April 30, 1999      October 31,
                                                   (Unaudited)         1998           (Unaudited)          1998
                                                 --------------    -------------    --------------      -----------
Shares sold                                            556,178        1,777,588          55,016             21,227
Shares issued to shareholders on reinvestment
  of dividends                                           5,346                0              75                  0
Shares redeemed                                     (1,835,774)      (3,738,272)         (2,713)           (15,152)
                                                  ------------     ------------        --------          ---------
Net increase (decrease) in shares outstanding       (1,274,250)      (1,960,684)         52,378              6,075
                                                  ============     ============        ========          =========
Proceeds from sale of shares                      $ 10,284,402     $ 33,045,233         955,105          $ 323,280
Reinvested dividends                                    92,588                0           1,274                  0
Net asset value of shares redeemed                 (34,601,050)     (68,403,457)        (48,942)          (253,076)
                                                  ------------     ------------        --------          ---------
Net increase (decrease) from capital share
  transactions                                    $(24,224,060)    $(35,358,224)       $907,437          $  70,204
                                                  ============     ============        ========          =========

7. Liabilities

   At April 30, 1999, each fund had the following liabilities:

                                                     Emerging      Small Company     Post-Venture
                                                      Growth           Value            Capital
                                                       Fund            Fund              Fund
                                                   -----------     -------------     ------------
Payable for securities purchased (at value)        $35,747,732        $     0        $1,786,483
Investment advisory fee payable                      1,377,136         21,509            45,241
Administrative services fees payable                   270,619          3,460            10,381
Distribution fees payable                                    0          8,640            12,678
Fund shares redeemed payable                                 0              0                 0
                                                   -----------        -------        ----------
                                                   $37,395,487        $33,609        $1,854,783
                                                   ===========        =======        ==========

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

8. Net Assets

     At April 30, 1999, capital contributions, undistributed net investment income (loss) and accumulated net realized gain (loss) on security transactions have been adjusted for current year permanent book/tax differences. The Emerging Growth Fund, the Small Company Value Fund and the Post-Venture Capital Fund reclassified $7,973,607, $221,670 and $501,554, respectively, from accumulated net investment loss to capital contributions. The Post-Venture Capital Fund reclassified $362 from accumulated net realized gain from foreign currency related items to capital contributions.

                                                Emerging        Small Company     Post-Venture
                                                 Growth             Value           Capital
                                                  Fund               Fund             Fund
                                             --------------     -------------     ------------
Capital contributed, net                     $1,239,379,599      $34,131,578       $33,056,932
Undistributed net investment income                       0                0                 0
Accumulated net realized gain (loss)
  from security transactions                    214,905,773        5,106,698        11,449,490
Net unrealized appreciation (depreciation)
  from investments and foreign currency
  related items                                 382,495,609        1,649,977        15,547,254
                                             --------------      -----------       -----------
Net assets                                   $1,836,780,981      $40,888,252       $60,053,677
                                             ==============      ===========       ===========

9. Capital Loss Carryover

     At April 30, 1999, capital loss carryovers available to offset possible future capital gains of each fund were as follows:

                              Capital Loss Carryover
                                   Expiring in
                          --------------------------------       Total Capital
Fund                       2004      2005         2006           Loss Carryover
----                       ----      ----      -----------       --------------
Emerging Growth             $ 0       $ 0      $45,528,485         $45,528,485

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

10. Other Financial Highlights

     Each fund currently offers one other class of shares, Common Class, representing equal pro rata interests in each of the respective funds. The financial highlights for a Common Class of each Fund are as follows:

                                                         Warburg Pincus Emerging Growth Fund
                                 -----------------------------------------------------------------------------------
                                                                     Common Class
                                 -----------------------------------------------------------------------------------
                                  For the Six
                                  Months Ended                      For the Year Ended October 31,
                                 April 30, 1999   ------------------------------------------------------------------
PERIOD ENDED:                      (Unaudited)       1998           1997           1996          1995         1994
                                 --------------   ----------     ----------     ----------     --------     --------
Per-share data
Net asset value,
  beginning of period              $    33.69     $    39.66     $    32.80     $    29.97     $  22.38     $  23.74
                                   ----------     ----------     ----------     ----------     --------     --------
Investment Activities:
  Net investment loss                   (0.20)         (0.12)         (0.19)         (0.02)       (0.05)       (0.06)
  Net gains or losses on
    investments and foreign
    currency related items (both
    realized and unrealized)             4.98          (3.46)          7.12           4.60         7.64         0.06
                                   ----------     ----------     ----------     ----------     --------     --------
      Total from investment
       activities                        4.78          (3.58)          6.93           4.58         7.59         0.00
                                   ----------     ----------     ----------     ----------     --------     --------
Distributions:
  From net investment income             0.00           0.00           0.00           0.00         0.00         0.00
  From realized capital gains            0.00          (2.39)         (0.07)         (1.75)        0.00        (1.36)
                                   ----------     ----------     ----------     ----------     --------     --------
      Total distributions                0.00          (2.39)         (0.07)         (1.75)        0.00        (1.36)
                                   ----------     ----------     ----------     ----------     --------     --------
Net asset value, end of period     $    38.47     $    33.69     $    39.66     $    32.80     $  29.97     $  22.38
                                   ==========     ==========     ==========     ==========     ========     ========
Total return                            14.19%+        (9.40)%        21.18%         16.14%       33.91%        0.16%

Ratios/Supplemental Data:
Net assets, end of period
  (000s omitted)                   $1,555,697     $1,532,521     $1,515,385     $1,104,684     $487,537     $240,664
                                   ----------     ----------     ----------     ----------     --------     --------
    Ratio of expenses to
      average net assets                 1.18%*@        1.22%@         1.22%@         1.28%@       1.26%        1.22%
    Ratio of net loss to
      average net assets                (0.75)%*       (0.48)%        (0.59)%        (0.63)%      (0.58)%      (0.58)%
    Decrease reflected in above
      operating expense ratios
      due to waivers/
      reimbursements                     0.00%          0.00%          0.00%          0.00%        0.00%        0.04%
Portfolio turnover rate                 78.35%+        91.60%         87.03%         65.77%       84.82%       60.38%

----------
+    Non-annualized.
*    Annualized.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .00% for the six months ended April 30, 1999 and by .00%, .01% and .01% for the three years ended October 31, 1998, 1997 and 1996, respectively. The operating expense ratios after reflecting these arrangements were 1.18% for the six months ended April 30, 1999 and 1.22%, 1.21% and 1.27% for the years ended October 31, 1998, 1997 and 1996, respectively.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

10. Other Financial Highlights -- (cont'd)

                                                           Warburg Pincus Small Company Value Fund
                                                  ---------------------------------------------------------
                                                                          Common Class
                                                  ---------------------------------------------------------
                                                   For the Six
                                                   Months Ended           For the Year Ended October 31,
                                                  April 30, 1999     --------------------------------------
PERIOD ENDED:                                       (Unaudited)        1998           1997           1996**
                                                  --------------     -------        --------        -------
Per-share data
Net asset value, beginning of period                  $ 13.39        $ 18.77        $  14.38        $ 10.00
                                                      -------        -------        --------        -------
Investment Activities:
  Net investment loss                                   (0.17)         (0.12)          (0.08)         (0.02)
  Net gains or losses on investments and
    foreign currency related items
    (both realized and unrealized)                       0.08          (3.33)           4.64           4.40
                                                      -------        -------        --------        -------
      Total from investment activities                  (0.09)         (3.45)           4.56           4.38
                                                      -------        -------        --------        -------
Distributions:
  From net investment income                             0.00           0.00            0.00           0.00
  From realized capital gains                           (0.43)         (1.93)          (0.17)          0.00
                                                      -------        -------        --------        -------
      Total distributions                               (0.43)         (1.93)          (0.17)          0.00
                                                      -------        -------        --------        -------
Net asset value, end of period                        $ 12.87        $ 13.39        $  18.77        $ 14.38
                                                      =======        =======        ========        =======
Total return                                            (0.83)%+      (19.97)%         32.05%         43.80%+

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)              $40,836        $80,318        $223,675        $84,045
                                                      -------        -------        --------        -------
    Ratio of expenses to average net assets              1.75%*@        1.70%@          1.70%@         1.75%*@
    Ratio of net loss to average net assets             (0.78)%*       (0.46)%         (0.63)%        (0.43)%*
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements               0.33%*         0.01%           0.03%          0.44%*
Portfolio turnover rate                                 71.60%+        77.92%         105.87%         43.14%+

----------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .00% for the six months ended April 30, 1999, and by .00%, .01% and .00% for the year or period ended October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratios after reflecting these arrangements were 1.75% for the six months ended April 30, 1999 and 1.70%, 1.69% and 1.75% for the year or period ended October 31, 1998, 1997 and 1996, respectively.
+    Non-annualized.
*    Annualized.
** For the period December 29, 1995 (commencement of operations) through October 31, 1996.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

10. Other Financial Highlights -- (cont'd)

                                                        Warburg Pincus Post-Venture Capital Fund
                                            ----------------------------------------------------------------
                                                                       Common Class
                                            ----------------------------------------------------------------
                                             For the Six
                                             Months Ended             For the Year Ended October 31,
                                            April 30, 1999   -----------------------------------------------
PERIOD ENDED:                                 (Unaudited)      1998         1997          1996        1995**
                                                -------      -------      --------      --------      ------
Per-Share data
Net asset value, beginning of period            $ 16.09      $ 17.61      $  16.03      $  10.69      $10.00
                                                -------      -------      --------      --------      ------
Investment Activities:
  Net investment income or loss                   (0.55)       (0.50)        (0.35)        (0.11)       0.00
  Net gains or losses on investments
    and foriegn currency related items
    (both realized and unrealized)                 4.10        (1.02)         1.93          5.45        0.69
                                                -------      -------      --------      --------      ------
      Total from investment activities             3.55        (1.52)         1.58          5.34        0.69
                                                -------      -------      --------      --------      ------
Distributions:
  From net investment income                       0.00         0.00          0.00          0.00        0.00
  From realized capital gains                     (0.02)        0.00          0.00          0.00        0.00
                                                -------      -------      --------      --------      ------
      Total distributions                         (0.02)        0.00          0.00          0.00        0.00
                                                -------      -------      --------      --------      ------
Net asset value, end of period                  $ 19.62      $ 16.09      $  17.61      $  16.03      $10.69
                                                =======      =======      ========      ========      ======
Total return                                      22.11%+      (8.63)%        9.86%        49.95%       6.90%+

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)        $58,624      $68,572      $109,575      $165,081      $3,024
                                                -------      -------      --------      --------      ------
    Ratio of expenses to average net assets        1.65%*@      1.65%@        1.66%@        1.66%@      1.65%*
    Ratio of net loss to average net assets       (1.45)%*     (1.30)%       (1.27)%       (1.13)%      0.25%*
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                               0.44%*       0.41%         0.41%         0.66%      23.76%*
Portfolio turnover rate                           50.50%+     111.51%       197.56%       168.46%      16.90%+

----------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .00% for the six months ended April 30, 1999 and by .00%, .01% and .01% for the year or period ended October 31, 1998, 1997 and 1996, respectively. The operating expense ratios after reflecting these arrangements were 1.65% for the six months ended April 30, 1999 and 1.65%, 1.65% and 1.65% for the year ended October 31, 1998, 1997 and 1996, respectively.
+    Non-annualized.
*    Annualized.
** For the period September 29, 1995 (commencement of operations) through October 31, 1995.

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

                                 WARBURG PINCUS

                                  ADVISOR FUNDS


                                   COUNSELLORS

                                SECURITIES INC.,

                                   DISTRIBUTOR

                                  800-222-8977



                                 WARBURG PINCUS

                                                                    ADUSS-3-0499